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                                                                   EXHIBIT 10.7
                                AMENDMENT NO. 1
                                       TO
                                INTERFACE, INC.
                     KEY EMPLOYEE STOCK OPTION PLAN (1993)

     WHEREAS, effective March 1, 1993, Interface, Inc. (the "Company") adopted the Interface, Inc. Key Employee Stock Option Plan (1993) (the "Plan"); and

     WHEREAS, the Company desires to amend the Plan to increase the maximum number of shares of Common Stock with respect to which Options and Stock Appreciation Rights may be granted thereunder;

     NOW, THEREFORE, the following amendment to the Plan is hereby adopted, effective as of February 22, 1994.

          Section 1.3(a) of the Plan is hereby amended by deleting the existing provision in its entirety and substituting the following therefore:

        "The aggregate number of shares of Class A or Class B Common Stock with respect to which Options and Stock Appreciation Rights may be granted shall not exceed a total of 1,050,000 shares in the aggregate, subject to possible adjustment in accordance with Section 4.1."

     AS APPROVED BY THE BOARD OF DIRECTORS OF INTERFACE, INC. ON FEBRUARY 22, 1994.

                                          INTERFACE, INC.

                                          By:    /s/   DAVID W. PORTER
                                            ------------------------------------
                                              David W. Porter
                                              Vice President and Secretary